Filed Pursuant to Rule 497(e)

Registration No. 33-66262

GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Growth Fund

(the “Fund”)

Supplement dated April 20, 2022 to the Fund’s Statutory Prospectus and Statement of Additional Information, each dated April 30, 2021

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of the Fund, each dated April 30, 2021. Unless otherwise indicated, all other information included in the Prospectus and SAI of the Fund, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the respective Prospectus or SAI, as applicable.

Reopening of Class A Shares

The Fund has determined to reopen its Class A shares to new investors, effective as of April 20, 2022. All disclosures inconsistent with the forgoing in the Prospectus and SAI of the Fund are hereby superseded.

Exchanges for Class A shares of the Fund are now again permitted in accordance with the exchange policies in the Fund’s Prospectus and are no longer limited to existing holders of Class A shares of the Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE